SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A
                                AMENDMENT NO. 1



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 15, 2002

                          COLUMBUS NETWORKS CORPORATION
             (Exact name of registrant as specified in its charter)

           NEVADA                       0-27953                  98-0187538
(State or other jurisdiction of       (Commission               (IRS Employer
        incorporation)                File Number)           Identification No.)

      #305 - 478 BERNARD AVENUE, KELOWNA, BRITISH COLUMBIA, CANADA V1Y 6N7 (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (250) 860-6476

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         KPMG LLP was previously the independent auditors for Columbus Networks Corporation (the "Registrant"). On January 15, 2002, the board of directors of the Registrant approved the dismissal of KPMG and the election of Davidson & Company to audit the financial statements for the fiscal year ended June 30, 2002. The decision to change auditors was based upon financial considerations. During the two most recent fiscal years and the subsequent interim period ending January 15, 2002, neither the Registrant nor anyone on its behalf consulted Davidson & Company regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit
         opinion   that  might  be  rendered  on  the   Registrant's   financial
         statements.


         The audit report of KPMG LLP on the consolidated financial statements of the Registrant as of and for the fiscal years ended June 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope or accounting principles, except as follows:

         KPMG LLP's report on the consolidated financial statements of Columbus Networks Corporation as of and for the years ended June 30, 2001 and 2000, contained a separate paragraph stating: "As discussed in note 2(a) to the consolidated financial statements, the Company has a working capital deficiency of $629,808 as at June 30, 2001 and has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in note 2(a). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."


         During the Registrant's two most recent fiscal years and the subsequent interim period ending January 15, 2002, there were no disagreements between the Registrant and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the matter of the disagreement in their auditors' report. The Registrant has requested KPMG LLP to furnish


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         it a letter addressed to the Commission  stating whether it agrees with the above statements. A copy of that letter, dated March 14, 2002, is filed as Exhibit 16.1 to this Form 8-K.


         There were no other  "reportable  events" as that term is  described in
         Item 304(a)(1)(v) of Regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending January 15, 2002.


ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial statements of businesses acquired:  Not applicable.

         (b)    Pro forma financial information:  Not applicable.

         (c)    Exhibits:

                REGULATION
                S-K NUMBER                         DOCUMENT

                   16.1                      Letter from KPMG LLP

ITEM 8.     CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

         Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLUMBUS NETWORKS CORPORATION


March 18, 2002                         By:  /S/ DAN COLLINS
                                          --------------------------------------
                                            Dan Collins, President






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